Exhibit 99.40
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates
                                  JANUARY 1998
                                  Series 1998-3

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     1)   The amount of such distribution allocable to principal:

     Class 3-A1........$    0.00000000
     Class 3-A2........$    0.00000000
     Class 3-A3........$    0.00000000
     Class 3-A4........$    0.00000000
     Class 3-A5........$    0.00000000
     Class 3-A6........$    0.00000000
     Class 3-A7........$    2.13539768
     Class 3-A8........$    2.13539768
     Class 3-A9........$  510.64995751
     Class 3-A10.......$    0.00000000
     Class 3-PO........$    1.05564680
     Class 3-M.........$    0.72512835
     Class 3-B1........$    0.72512902
     Class 3-B2........$    0.72512739
     Class 3-B3........$    0.72512739
     Class 3-B4........$    0.72513800
     Class 3-B5........$    0.72511913
     Class 3-R.........$ 1000.00000000
     Class 3-RL........$ 1000.00000000

     2) Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 3-A1.....$                 0.00000000
     Class 3-A2.....$                 0.00000000
     Class 3-A3.....$                 0.00000000
     Class 3-A4.....$                 0.00000000
     Class 3-A5.....$                 0.00000000
     Class 3-A6.....$                 0.00000000
     Class 3-A7.....$                 2.02880494
     Class 3-A8.....$                 2.02880494
     Class 3-A9.....$               485.15982111
     Class 3-A10....$                 0.00000000
     Class 3-PO.....$                 1.00295203
     Class 3-M......$                 0.00000000
     Class 3-B1.....$                 0.00000000
     Class 3-B2.....$                 0.00000000
     Class 3-B3.....$                 0.00000000
     Class 3-B4.....$                 0.00000000
     Class 3-B5.....$                 0.00000000
     Class 3-R......$               950.08295599
     Class 3-RL.....$               950.08295599

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 3-A1.......$     5.83333339        7.00000000%
          Class 3-A2.......$     5.20833360        6.25000000%
          Class 3-A3.......$     5.20833349        6.25000000%
          Class 3-A4.......$     5.20833333        6.25000000%
          Class 3-A5.......$     5.20833312        6.25000000%
          Class 3-A6.......$     0.00000000        7.00000000%
          Class 3-A7.......$     5.83333324        7.00000000%
          Class 3-A8.......$     5.83333333        7.00000000%
          Class 3-A9.......$     5.83333291        7.00000000%
          Class 3-A10......$     5.83333303        7.00000000%
          Class 3-M........$     5.83333333        7.00000000%
          Class 3-B1.......$     5.83333227        7.00000000%
          Class 3-B2.......$     5.83333121        7.00000000%
          Class 3-B3.......$     5.83333121        7.00000000%
          Class 3-B4.......$     5.83333333        7.00000000%
          Class 3-B5.......$     5.83336999        7.00000000%
          Class 3-R........$     5.80000000        7.00000000%
          Class 3-RL.......$     5.80000000        7.00000000%

     4)   Accrual amounts for Class A9  Certificate:...........$       46,111.33

     5)   Servicing     Compensation:..........................$       22,243.34

(b)  The amounts below are for the aggregate of all certificates.

     6)   The Pool Scheduled  Principal  Balances: ............$  309,553,833.69
          Number of Mortgage Loans:                                        1,027

     7) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:
                                        Aggregate                Single
                                    Principal Balance      Certificate Balance
                                    -----------------      -------------------
          Class 3-A1.......         $   62,000,000.00   $       1,000.00
          Class 3-A2.......         $   12,470,000.00   $       1,000.00
          Class 3-A3.......         $   21,278,000.00   $       1,000.00
          Class 3-A4.......         $   15,738,000.00   $       1,000.00
          Class 3-A5.......         $   15,670,000.00   $       1,000.00
          Class 3-A6.......         $    6,981,000.00   $           0.00
          Class 3-A7.......         $   34,433,313.83   $         997.86
          Class 3-A8.......         $  119,743,752.28   $         997.86
          Class 3-A9.......         $    3,868,214.22   $         489.35
          Class 3-A10......         $   10,900,000.00   $       1,000.00
          Class 3-PO.......         $      120,112.15   $         998.94
          Class 3-M........         $    5,489,016.87   $         999.27
          Class 3-B1.......         $    3,136,723.82   $         999.27
          Class 3-B2.......         $    1,568,861.55   $         999.27
          Class 3-B3.......         $    1,568,861.55   $         999.27
          Class 3-B4.......         $      470,658.46   $         999.27
          Class 3-B5.......         $    1,098,318.96   $         999.27
          Class 3-R........         $            0.00   $           0.00
          Class 3-RL.......         $            0.00   $           0.00

     8) The following pertains to any real estate acquired on behalf of Certificateholders:

          Book Value....................................$         0.00
          Unpaid Principal Balance......................$         0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:......................             0

     9) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:

                                                Loans         Principal Balance
                                                -----         -----------------
          *(1)  *30-59 days                       1           $   230,000.00
           (2)  60-89 days                        0           $         0.00
           (3)  90 days or more                   0           $         0.00
           (4)  in foreclosure                    0           $         0.00

     10)  The  Aggregate  Scheduled  Principal  Balance  and number of  replaced
          Mortgage Loans:..................                   $         0.00
                                                                           0

     11)  The  Aggregate  Scheduled  Principal  Balance  and number of  modified
          Mortgage Loans:..................                   $         0.00
                                                                           0

     12)  Senior Percentage for such Distribution Date:...........    95.748347%

     13)  Senior Prepayment Percentage for such Distribution Date:   100.000000%

     14)  Junior Percentage for such Distribution Date:...........     4.251653%

     15)  Junior Prepayment Percentage for such Distribution Date:     0.000000%

                                                     YES      NO
                                                     ---      --
     16)  The occurance of a Jump Trigger Date:...... X

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.